UBS Global Media & Communications Conference December 7, 2011 Exhibit 99.1

Certain statements in this presentation constitute “forward-looking statements.”  When used in this presentation, the words
“intends,” “expects,” “anticipates,” “estimates,” “believes,” “goal,” “no assurance” and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, Guest Entertainment revenue and cash flows per room, and expanded services revenue, are intended to identify such forward-looking statements.
Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following: the effects of economic conditions, including general financial conditions; the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services;
programming availability, timeliness, quality and costs; technological developments by competitors; developmental costs, difficulties and delays; relationships with customers and property owners; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the
Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations.  These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

I. Highly Attractive Market Position
Dominant Position: 85% Share of VOD Market
Affluent Consumer Demographic
Best Screen with Best Entertainment Options
Premium VOD Content: Top 5 Hotel Channel
Strong Free Cash Flow: Proven Ability to De-lever
II. Proven & Impactful Growth Opportunities
New Four Screen Strategy:   Expands Strategic & Economic Value
Transition to Higher-Revenue HDTV:   Only 20% HD Penetration Today
Mobile App:   Creates ‘Over The Top’ Relationship with Travelers
Targeted & Interactive Advertising:   High Value Guest Demographic
Healthcare:   Growth Opportunity that Leverages Core Technology
Investment  Highlights

Largest Provider of Interactive Media &
1.7 Million Rooms
85% Share of VOD-Served Market
Reach Over 500 Million Consumers Annually
Highly Interactive Audience
Highly Attractive Demographic*
Guests Turn
on Television
Frequent Travelers
Carrying  Smartphones**
Now “Going
Interactive”
60%
Business Overview

* Source:  Neilson Demo Study, Oct 2011    ** SITA/ATW Survey, Oct 2011
98%
74%
Connectivity Services to Hospitality & Healthcare
-
Affluent:
2X More Likely to Have Household Income Over $100K
-
Educated:
57% More Likely to Have College Degree

ACCOR

HILTON WORLDWIDE

THE VENETIAN

WALDORF ASTORIA COLLECTION

W HOTELS

Holiday Inn

Fairmont HOTELS & RESORTS

Harrah's

Sheraton HOTELS & RESORTS

HYATT HOTELS & RESORTS

WESTIN HOTELS & RESORTS

LOEWS HOTELS

Marriott

FOUR SEASONS Hotels and Resorts

LodgeNet

1.7 Million Rooms (as of 12/31/10) Attractive & Diversified Hotel Base 5 Luxury 2% Upper-Upscale 17% Upscale 23% Midscale w/ F&B 12% Midscale w/o F&B 26% Economy 4% Independent 16%

19%
19%
10%
8%
5%
39%
Marriott
Hilton
Intercontinental
Starwood
Hyatt
Other

LodgeNet

1,500+ Ownership & Management Groups (as of 12/31/10) (Based on Number of Rooms) Focused by Brand…Diversified by Decision 6 Attractive & Diversified Hotel Base Over 9,000 Property Level Agreements

Theaters
Hotel
LodgeNet
DVD/Home VOD
DVD
Comcast
Video Streaming
NETFLIX
0
50
100
150
200
250

LodgeNet

Advantage:  Premium VOD
Day
1
Day
60
Day
120
Day
150
* Sources:  National Association of Theater Owners, LodgeNet Interactive
(streaming)
60 days before DVD | 90 days before Netflix*
Early Window
Drives Majority
of Revenue

% of total view time per occupied room
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
NBC
CBS
ABC
HBO
LNET VOD
Showtime
ESPN
TNT
FOX
CNN
FOX News
USA
TBS
NESN
CW
Cartoon

LodgeNet

8

LodgeNet 150-Site Channel Viewing Data LodgeNet VOD Top 5 Viewed Channel 8 Advantage: Premium VOD

Expanded Mission Driving Growth
“Four Screen” Strategy Expands LodgeNet Opportunity
Interactive TV + Web + Mobile + Tablets
Guest Entertainment + Hotel Services + Advertising Services
In-Room + On-Property + On the Way

$ per room per month
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
+64%
+25%
Analog
High Def
Envision & Ads
Guest Entertainment
TV Programming
Apps & Ads

➢

➢

➢

LodgeNet

Yesterday Today Tomorrow
Diversified Revenue “Stack”
High Definition: Up 64% over Analog
Incremental Revenues:  +25% Potential
- Envision Apps
Hotel Subscriptions – Consistent
Revenue
- Mobile App
Hotel Subscriptions – Services
Guest Transactions – $$ Share
Advertising Services
TV, Mobile & Web Platforms
Attractive Demographic

Revenue Growth from Expanded Services

$ per room per month
$20.00
$17.50
$15.00
$12.50
$10.00
$7.50
$5.00
$2.50
$0.00
Analog
High Def
Envision & Ads
Guest Entertainment
TV Programming
Apps & Ads

New Services Have High
Margins with Minimal
Capex
Envision Apps:  Software as
Mobile:  Software Implementation
Software Upgrade to iTV
Software Download to Guests’
Smart Phones

Accelerated Cash Flow Growth
Yesterday Today Tomorrow
$10.50
$14.00
$5.50
Advertising:  Low Fixed Cost
Operations
Service
Minimal Incremental Opex

High Definition TV Roll-Out
60% Greater Revenue than Analog
Hotels Aggressively Moving to HDTV
Only 20% Today Have Full iHDTV Systems
Enhanced: VOD 2.0 Entertainment
Marketing
Browsing Up Significantly
Hollywood Movie Revenue Up Since Intro
Envision Driving Engagement & Revenues
More Guests Now “Going Interactive”
More Hotels Subscribing to Apps
Increase in iTV Cash Flow Per Room
Robust iTV Growth Strategy

Q3 '11 Revenue Per Room Per Month
(Trailing Twelve Months)
$30
$25
$20
$15
$10
$5
$0
+64%
Analog Rooms
HD Rooms
Guest Entertainment
TV Programming

Compelling iHDTV Economics
iHDTV in 290,000 Rooms
(19% of Room Base = Growth Opportunity)

HD Rooms = 64% Higher Revenue
Per Month vs. Analog Rooms
57% More Guest Entertainment
77% More TV Programming
Significantly Reduced Capex per Room
Solid Return on Capital Investment
Capital Returned in 12-18 Months
5 Year Contract with Upgrade
Supports Envision Platform
All Future HD Upgrades Support Envision Apps
Existing HD Rooms Upgradeable to Envision
Average Investment of $144 Per Room
Capex Per Room Down 50% in Two Years

New Marketing Increasing Usage
June VOD 2.0 Launch – 1.1 Million Rooms
tiered pricing / new look
marketing earliest window
expanded payment options
promotional codes
Revenue Up
5%
Browsing Up
20-25%
more guests into
the system
higher theatrical
purchase rates
higher theatrical
revenue per room
Immediate results in Hollywood movie purchases:
LodgeNet Internal Data, June 2011
Premium VOD
buyers purchasing
premium titles

Buy Rates Up
10-15%
65%

LodgeNet. envision™

Breakfast Entrees
SELECT Add to Cart
for More Detail
PRESS 1 Continue to Cart
Recently Added
Eggs Cooked Any Style
2 Items In Cart
Three-Egg Omelet
Eggs Cooked Any Style
Two Eggs with your choice of Hickory-Smoked Bacon, Italian Breakfast Sausage, or Grilled Virginia Ham Steak
$14.00
Eggs Benedict
Corned Beef Hash and Eggs
New York Sirloin Steak and Eggs
$20.00
Smoked Salmon Scramble
Fresh Smoked Salmon Scrambled with Eggs, and served with your choice of Hickory-Smoked Bacon, Italian Breakfas...
$20.00
1 of 2

LodgeNet.

Envision = Internet “Connected” Television
- Exploding in consumer market
- 25% of sets sold this year
Subscribing Hotels Can Leverage Power of Interactive Platform
- eCompendium App:  Save Operating Costs – More “Green”; Less Printing
- eConcierge Apps:  Drive More Revenue – Room Service & Tickets
Standard Apps Deliver Great
Interactive TV Experience
-
Premium VOD
- TV On Demand
- Multiple Purchase Options
- Basic Hotel Services – eCheckout

LodgeNet. envision™

APRIL 1, 2011
11:59 AM
CORINTHIAN
72°
PLAY
WATCH
EXPLORE
FREE
tunein
Flixster
YouTube
New Releases
GOOD AFTERNOON, MR. SMITH
Join us in the lobby at 7 pm for a
champagne toast.
Press EXIT for TV Channels

LodgeNet.

Increasing Consumer Engagement
Accessing Interactive Services 3x more than Prior HD Platform
Gaining  Hotel Adoption
19,000 Rooms Now Under Contract
Marquee Hotels in Four Seasons, Hilton, Hyatt, Marriott, Starwood
Over 1/3 Subscribing to One or More Envision Apps
Average Monthly Subscription Over $3.00 Per Room

Successful
Envision Rollout

CARRIER
4:27 PM
LodgeNet
In-Room TV
Hotel
Local
TV
That 70's Show
Ellen DeGeneres Show
The Doctors
Judge Judy
The Hills
Dancing With the Stars
Who Wants To Be A Millionaire
Jeopardy!
Law & Order: Special Victims Unit
I Dream of Jeannie
Equilibrium
NBC
abc
FOX

LodgeNet

Mobile Launches in January TV Control Hotel Services Local Info Interactive Program Guide (IPG) 17 17 Available on Android, iPhone, iPad

Increase Guest Engagement with iTV
TV Controls to Draw Interest
Interactive Program Guide
Apps Relevant for Busy Travelers
Available in 500,000 Rooms in 2012
Hotel Customization Services
Customized Apps for Individual Brands
In Room Dining, Guest Requests, Hotel Info
1:1 Marketing Relationship with Consumer
Mobile Growth Strategy

“Over the Top” = New Opportunity for LodgeNet
Reservations, Promotions, Points & Credit Cards
In Room + On Property + On the Way

LODGENET ADVERTISING  PLATFORM Current Platform Expanded
Room Footprint 320,000 rooms 500,000+ rooms
Number of Channels 10 channels 20+ channels
Programming Format Standard Def High Def
Ability to Target Ads National Local
Content Distribution LNET Leased Satellite Access to DBS
Annual Impressions 1.2 Billion 5+ Billion
I. Transition to Expanded HD Ad Platform in 2013
More Rooms and More Channels
Targeted Insertion Drives CPMs – Taps New Advertising Budgets
Insertion Technology Similar to National DBS Providers
Network Installation & Testing Scheduled for 2012 with Launch in Q1 2013
II. Expand Focus on iTV + Mobile + Web
iTV:   Expanded Interactive Channels w/ Telescoping
Mobile & Web:   Targeted Demographic + Local
Advertising Growth Strategy

LodgeNet
Healthcare

CEDARS-SINAI

THE UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER

BAYLOR Regional Medical Center at Plano

BRIGHAM AND WOMEN'S HOSPITAL
A Teaching Affiliate of Harvard Medical School

Children's Hospital of Pittsburgh of UPMC

Avera McKennan

SANFORD HEALTH

NorthShore University HealthSystem

Tenet

KAISER PERMANENTE

Ochsner Medical Center

THE NEW UNITED HOSPITAL CENTER

Healthcare Drivers:
Patient Education Patient Safety  Patient Satisfaction
LodgeNet Healthcare
Healthcare Economics:
Interactive System Sale Per Bed $1,000 - $1,500
Recurring Revenue Per Bed Per Month
Gross Profit Margin
Q3 2011 TTM Revenue: $10.1 Million
Interactive System Sales to Hospitals
One Million Beds in US – Addressable Market: 40%
63 Hospitals Installed  – 73 Under Contract
(as of 9/30/11)
$25 - $35

40%+

Strong Free Cash Flow*
Quarterly Comparison
($ in millions)
*Free Cash Flow Definition see slide 24             ** Share Count with Preferred Stock Converted  40.42mm Shares
Q3 '11 Q3 '10
Q3 '11
W/Converted Share**
Adjusted Operating Cash Flow $    27.0 $   27.9 $    0.67
Interest Payments (6.3) (7.8)
Working Capital (net) (7.3) (0.1)
Pre-Investment Cash Flow $    13.4 $   20.0 $    0.33
Corporate Assets (2.6) (2.8)
HD Investments & Extensions (3.5) (1.9)
Total Capital Investment (6.1) (4.7)
Free Cash Flow $      7.3 $   15.3 $    0.18
Free Cash Flow Adjusted for Working Capital $    14.6 $   15.4 $    0.36

Proven Ability to Reduce Leverage (in millions)
4.28x
3.72x
3.40x
Net Debt to Bank
AOCF Ratios
$469.9
$595.5
$382.3
$347.8
Company Has Paid Down Approximately $250 Million of Net Debt During Past 3 Years
LodgeNet Continues to Reduce Leverage
Lower Debt Level Enables Aggressive Investment into Strategic Growth Initiatives

3.33x
$300
$350
$400
$450
$500
$550
$600
$650
Q3 08 Q3 09 Q3 '10 Q3 '11
Covenant at 4.0x

I. Highly Attractive Market Position
Dominant Position: 85% Share of VOD Market
Affluent Consumer Demographic
Best Screen with Best Entertainment Options
Premium VOD Content: Top 5 Hotel Channel
Strong Free Cash Flow: Proven Ability to De-lever
II. Proven & Impactful Growth Opportunities
New Four Screen Strategy:   Expands Strategic & Economic Value
Transition to Higher-Revenue HDTV:   Only 20% HD Penetration Today
Mobile App:   Creates ‘Over The Top’ Relationship with Travelers
Targeted & Interactive Advertising:   High Value Guest Demographic
Healthcare:   Growth Opportunity that Leverages Core Technology
Investment  Highlights

Reconciliation of Operating Income
to Adjusted Operating Cash Flow
Operating Income
Plus: Depreciation and Amortization
Plus: Restructuring Charges and Integration Expenses
Plus: Share-Based Compensation
Plus: Impairment Charge
Equals: Adjusted Operating Cash Flow
Reconciliation of Free Cash Flow
Cash from Operations
Less: Cash Used for Investing Activities, including Growth-Related Capital
Equals: Free Cash Flow